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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               February 28, 1997
                       ---------------------------------


                               AVEMCO Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                           1-6271                                52-0733935
    -----------------                      ------                                ----------
(State of Incorporation)          (Commission File Number)             (IRS Employer Identification No.)



                          Frederick Municipal Airport
                                411 Aviation Way
                         Frederick, Maryland      21701
                --------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                 (301) 694-5700
                           ------------------------
                        (Registrant's telephone number)




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ITEM 5.  OTHER EVENTS.

     On February 28, 1997, HHC Insurance Holdings, Inc. ("HCCH") and AVEMCO Corporation ("AVEMCO") executed an Agreement and Plan of Reorganization dated February 28, 1997 (the "Agreement") providing for the merger of AVEMCO and HCCH in a stock-for-stock transaction. Pursuant to the Agreement, each share of AVEMCO common stock will be exchanged for one share of HCCH common stock.

     In conjunction with the signing of the Agreement by AVEMCO, William P. Condon, Chairman of the Board and Chief Executive Officer of AVEMCO, stepped down as Chief Executive Officer of AVEMCO effective March 1, 1997. He will continue as Chairman of the Board of AVEMCO until the merger is consummated. Effective March 1, 1997, John F. Shettle, Jr., President of AVEMCO, assumed the additional duties of Chief Executive Officer of AVEMCO.

     As part of the Agreement, AVEMCO agreed not to declare a dividend with a record date prior to June 1, 1997 without the written consent of HCCH or subsequently if a shareholders' meeting to consider the merger has been fixed and announced by the AVEMCO Board of Directors and the Joint Proxy Statement/Prospectus has been distributed to the shareholders of AVEMCO.

     The merger is subject to certain regulatory approvals and approval of the transaction by the shareholders of HCCH and AVEMCO. Pending filing and clearance of requisite proxy materials with the Securities and Exchange Commission, neither company has set a date for a special meeting of its shareholders to approve the merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

            1.   Agreement and Plan of Reorganization dated
                 February 28, 1997 by and among HCC Insurance Holdings, Inc., Merger Sub #4, Inc. and AVEMCO Corporation.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  March 5, 1997           AVEMCO Corporation



                               /s/ John F. Shettle, Jr.
                               ----------------------------------------------
                                By:        John F. Shettle, Jr.
                                Title:     President and Chief Executive Officer




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                                 EXHIBIT INDEX

                                                                            PAGE

     1.   Agreement and Plan of Reorganization dated February 28, 1997 by and among HCC Holdings, Inc., Merger Sub #4, Inc. and
          AVEMCO Corporation.                                                 4



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